UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22398

Spinnaker ETF Series
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina 27804

(Address of principal executive offices)  (Zip code)

Paracorp Inc.

2140 South Dupont Hwy, Camden, DE 19934

(Name and address of agent for service)

Registrant’s telephone number, including area code: 252-972-9922

Date of fiscal year end: April 30

Date of reporting period: April 30, 2026

Item 1.	Report to Stockholders.

(a)

Genter Capital Dividend Income ETF Tailored Shareholder Report

Genter Capital Dividend Income ETF

Ticker: GEND

EXCHANGE: NYSE Arca

Annual Shareholder Report April 30, 2026

This annual shareholder report contains important information about the Genter Capital Dividend Income ETF (the "Fund") for the period of May 1, 2025 to April 30, 2026. You can find additional information about the Fund at https://genterfunds.com/GEND. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Genter Capital Dividend Income ETF	$44	0.38%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended April 30, 2026, the Fund returned 31.44%. It outperformed its benchmark, the S&P 500 Index, which returned 31.05% for the same period. The Fund also outperformed the Russell 1000 Value Index, which returned 29.25% for the same period.

Factors that Impacted the Fund’s Performance

The U.S. economy continues to grow, supported by solid consumer spending and ongoing infrastructure investment, particularly in areas tied to productivity and technology. That said, the pace of growth appears to be moderating, at least in the margins. The most notable shift has been in the labor market. After several years of steady strength, hiring has meaningfully slowed. The jobs market is now operating in what can best be described as a “low hire, low fire” environment, where employers are reluctant to aggressively expand headcount but are also not significantly reducing it. While this dynamic does not suggest an imminent downturn, it does imply that labor expansion is no longer providing the same level of incremental support to economic growth.

The Fund’s security selection within the Financials and Healthcare sectors materially outperformed the benchmark leading to the Fund’s outperformance.

The main contributors to performance include:

• Corning Inc: The company has outperformed due to AI driven demand for fiber-optic connectivity highlighted by large multi-year deals.

• Microchip Technology Inc: The company has corrected its inventory and is seeing improved demand across automotive, industrial and data center markets.

• Cisco Systems Inc: The company is seeing strong AI demand for data center networking combined with a broad networking upgrade cycle.

The main detractors to performance include:

• Kenvue, Inc: The company is facing reputational and litigation risks surrounding the prenatal use of Tylenol by expectant mothers. The company has agreed to a merger with Kimberly Clark.

• Accenture PLC: Companies have shifted spending away fromdiscretionary consulting towards transformational AI projects. This hascaused near term growth to slow.

• Comcast Corp: Broadband competition and continued cord cutting hascut cable growth and been a headwind to margins.

How did the Fund perform since inception?

The following graph compares the initial and subsequent account values at the end of the most recently completed fiscal years of the Fund. It assumes a $10,000 initial investment at the inception date of the Fund in an appropriate broad-based index and a more narrowly based index that reflects the market sectors that the Fund invests in for the same period.

Genter Capital Dividend Income ETF ($13,261)
S&P 500 Index ($12,565)
Russell 1000 Value Index ($12,897)
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
01/13/2025
04/30/2025
04/30/2026

Average Annual Total Returns

(as of April 30, 2026)

	1 Year	Since Inception (1/13/25)
Genter Capital Dividend Income ETF	31.44%	24.39%
S&P 500 Index	31.05%	19.36%
Russell 1000 Value Index	29.25%	21.75%

Visit https://genterfunds.com/GEND for more recent performance information.

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Genter Capital Dividend Income ETF Tailored Shareholder Report

Key Fund Statistics

(as of April 30, 2026)

Net Assets	$4,476,686
Number of Holdings	37
Net Advisory Fee	$11,973
Portfolio Turnover Rate	9.34%

What did the Fund invest in?

(as of April 30, 2026)

Sector Breakdown (% of net assets)

Health Care
19.0%
Financials
17.4%
Energy
15.5%
Technology
11.5%
Industrials
8.5%
Consumer Staples
7.7%
Utilities
5.8%
Communications
5.5%
Materials
4.8%
Consumer Discretionary
3.1%
Other
1.2%

Top Ten Holdings	(% of net assets)
Cisco Systems Inc	4.8%
Coterra Energy Inc	4.5%
Northern Trust Corp	4.4%
Enbridge Inc	4.3%
Altria Group Inc	4.2%
M&T Bank Corp	4.1%
Chevron Corp	3.8%
JPMorgan Chase & Co	3.7%
CVS Health Corp	3.7%
PepsiCo Inc	3.5%

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://genterfunds.com/GEND.

Genter Capital International Dividend ETF Tailored Shareholder Report

Genter Capital International Dividend ETF

Ticker: GENW

EXCHANGE: NYSE Arca

Annual Shareholder Report April 30, 2026

This annual shareholder report contains important information about the Genter Capital International Dividend ETF (the "Fund") for the period of May 1, 2025 to April 30, 2026. You can find additional information about the Fund at https://genterfunds.com/GENW. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Genter Capital International Dividend ETF	$44	0.38%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended April 30, 2026, the Fund returned 33.98%. It outperformed its benchmark, the S&P 500 Index, which returned 31.05% for the same period. The Fund also outperformed the MSCI EAFE Value Index, which returned 33.45% for the same period.

Factors that Impacted the Fund’s Performance

The Fund focuses on stocks that pay higher dividend yields and is underweight in large cap growth companies that historically pay little or no dividends. The Fund’s security selection in the financials sector was the leading factor in the strategy’s strong outperformance of its benchmark.

The main contributors to performance include:

• ABB LTD: The company is seeing strong demand for electrification and automation driving robust growth.

• BP: Higher oil prices, strong refining margins, and rising production boosted earnings and profitability.

• Rio Tinto: Higher commodity prices and rising production particularly in copper and iron helped to increase earnings.

The main detractors to performance include:

• DSM Firmench: Weaker growth outlook and slowing demand in vitamins along with an FX headwind all pressured shares over the past year.

• Honda Motor Company: HMC saw sharp profit declines driven by tariffs and the company experienced slowing auto sales in China.

• Sanofi: Earnings and sales missed expectations amid rising research and development spending and declining vaccine revenues.

How did the Fund perform since inception?

The following graph compares the initial and subsequent account values at the end of the most recently completed fiscal years of the Fund. It assumes a $10,000 initial investment at the inception date of the Fund in an appropriate broad-based index and a more narrowly based index that reflects the market sectors that the Fund invests in for the same period.

Genter Capital International Dividend ETF ($15,195)
S&P 500 Index ($12,565)
MSCI EAFE Value index ($15,725)
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
01/13/2025
04/30/2025
04/30/2026

Average Annual Total Returns

(as of April 30, 2026)

	1 Year	Since Inception (1/13/25)
Genter Capital International Dividend ETF	33.98%	38.20%
S&P 500 Index	31.05%	19.36%
MSCI EAFE Value Index	33.45%	41.91%

Visit https://genterfunds.com/GENW for more recent performance information.

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Genter Capital International Dividend ETF Tailored Shareholder Report

Key Fund Statistics

(as of April 30, 2026)

Net Assets	$4,841,349
Number of Holdings	36
Net Advisory Fee	$5,067
Portfolio Turnover Rate	2.39%

What did the Fund invest in?

(as of April 30, 2026)

Sector Breakdown (% of net assets)

Financials
33.6%
Consumer Staples
12.4%
Industrials
11.3%
Energy
8.4%
Health Care
7.6%
Communications
6.9%
Utilities
6.0%
Materials
5.2%
Technology
3.6%
Consumer Discretionary
2.9%
Other
2.1%

Top Ten Holdings	(% of net assets)
Sumitomo Mitsui Financial Group Inc	4.7%
ABB Ltd	4.7%
Mitsubishi UFJ Financial Group Inc	4.6%
Barclays PLC	4.5%
Banco Bilbao Vizcaya Argentaria SA	3.7%
Telefonaktiebolaget LM Ericsson	3.6%
Vodafone Group PLC	3.5%
Enbridge Inc	3.5%
Orange SA	3.5%
Enel SpA	3.3%

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://genterfunds.com/GENW.

Genter Capital Taxable Quality Intermediate ETF Tailored Shareholder Report

Genter Capital Taxable Quality Intermediate ETF

Ticker: GENT

EXCHANGE: NYSE Arca

Annual Shareholder Report April 30, 2026

This annual shareholder report contains important information about the Genter Capital Taxable Quality Intermediate ETF (the "Fund") for the period of May 1, 2025 to April 30, 2026. You can find additional information about the Fund at https://genterfunds.com/GENT. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Genter Capital Taxable Quality Intermediate ETF	$39	0.38%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended April 30, 2026, the Fund returned 4.06%. It had the same performance as its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 4.06% for the same period. The Fund outperformed the Bloomberg Intermediate U.S. Gov/Credit Index, which returned 3.67% for the same period.

Factors that Impacted the Fund’s Performance

A majority of the Fund's outperformance came from underweighting the 1 to 3‑year duration bucket relative to the index. Additionally, outperformance came from superior individual security selection.

Top 3 Outperforming Securities

• Ford Motor Corp 7.45% 7/16/31

• HF Sinclair 5.75% 1/15/31

• Safehold 2.50% 1/15/32

Top 3 Underperforming Securities

• Oracle 4.80% 9/26/32

• US Treasury 4.00% 1/31/31

• Glencore 5.634% 4/4/34

How did the Fund perform since inception?

The following graph compares the initial and subsequent account values at the end of the most recently completed fiscal years of the Fund. It assumes a $10,000 initial investment at the inception date of the Fund in an appropriate broad-based index and a more narrowly based index that reflects the market sectors that the Fund invests in for the same period.

Genter Capital Taxable Quality Intermediate ETF ($11,102)
Bloomberg U.S. Aggregate Bond Index ($11,014)
Bloomberg Intermediate US Gov/Credit Index ($11,059)
$11,250
$11,000
$10,750
$10,500
$10,250
$10,000
05/21/2024
04/30/2025
04/30/2026

Average Annual Total Returns

(as of April 30, 2026)

	1 Year	Since Inception (5/21/24)
Genter Capital Taxable Quality Intermediate ETF	4.06%	5.53%
Bloomberg U.S. Aggregate Bond Index	4.06%	5.10%
Bloomberg Intermediate US Gov/ Credit Index	3.67%	5.32%

Visit https://genterfunds.com/GENT for more recent performance information.

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Genter Capital Taxable Quality Intermediate ETF Tailored Shareholder Report

Key Fund Statistics

(as of April 30, 2026)

Net Assets	$91,976,832
Number of Holdings	58
Net Advisory Fee	$125,810
Portfolio Turnover Rate	34.90%

What did the Fund invest in?

(as of April 30, 2026)

Sector Breakdown (% of net assets)

United States Treasury Notes
50.0%
Financials
21.9%
Energy
9.3%
Health Care
3.9%
Communications
3.3%
Technology
2.8%
Consumer Discretionary
2.6%
Utilities
2.6%
Consumer Staples
1.1%
Other
2.5%

Top Ten Holdings	(% of net assets)
United States Treasury Note, 3.875% 9/30/29	8.5%
United States Treasury Note, 2.875% 5/15/32	8.2%
United States Treasury Note, 4.625% 2/15/35	7.4%
United States Treasury Note, 4.125% 7/31/31	7.2%
United States Treasury Note, 4% 1/31/31	6.8%
United States Treasury Note, 3.5% 2/15/33	5.5%
United States Treasury Note, 4.125% 2/15/36	2.4%
Enbridge Inc, 6% 1/15/77	2.1%
United States Treasury Note, 3.5% 11/15/28	2.1%
Utah Acquisition Sub Inc, 3.95% 6/15/26	2.0%

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://genterfunds.com/GENT.

Genter Capital Municipal Quality Intermediate ETF Tailored Shareholder Report

Genter Capital Municipal Quality Intermediate ETF

Ticker: GENM

EXCHANGE: NYSE Arca

Annual Shareholder Report April 30, 2026

This annual shareholder report contains important information about the Genter Capital Municipal Quality Intermediate ETF (the "Fund") for the period of May 1, 2025 to April 30, 2026. You can find additional information about the Fund at https://genterfunds.com/GENM. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Genter Capital Municipal Quality Intermediate ETF	$39	0.38%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended April 30, 2026, the Fund returned 5.30%. The Fund underperformed its benchmark, the Bloomberg Municipal Bond Index, which returned 6.34% for the same period. The Fund outperformed the Bloomberg Municipal Bond 5 Year Index, which returned 5.05% for the same period.

Factors that Impacted the Fund’s Performance

Security and sector selection contributed to the Fund's performance. The Fund's significantly higher yield to worst (YTW), which is a measure of the lowest possible yield that can be received on a bond with an early retirement provision, also contributed to the Fund's performance. The Fund's positioning along the edge of the yield curve, commonly known as a "barbell strategy", did not help the Fund's performance. Among the sectors, housing, education and healthcare underperformed. Conversely, the Fund's investments in bonds backed by special taxes and local governments performed well.

Top 3 Outperforming Securities

• Hope Ark Sales & Use Tax 2025

• Fort Worth Tex Special Tax Rev 2025

• The Indianapolis Local Public Improvement Bank 2025

Top 3 Underperforming Securities

• Scranton-Lackawanna PA Health & Welfare Auth Rev 2026
5.00% 11/1/2033

• California Community Choice Fing Auth Clean Energy Project
Rev 2026, 5.00% 3/1/2036

• California Community Choice Fing Auth Clean Energy Project Rev 2026, 5.00%, 2/1/2031

How did the Fund perform since inception?

The following graph compares the initial and subsequent account values at the end of the most recently completed fiscal years of the Fund. It assumes a $10,000 initial investment at the inception date of the Fund in an appropriate broad-based index and a more narrowly based index that reflects the market sectors that the Fund invests in for the same period.

Genter Capital Municipal Quality Intermediate ETF ($10,890)
Bloomberg Municipal Bond Index ($10,743)
Bloomberg Municipal Bond 5 Year Index ($10,786)
$11,000
$10,750
$10,500
$10,250
$10,000
05/21/2024
04/30/2025
04/30/2026

Average Annual Total Returns

(as of April 30, 2026)

	1 Year	Since Inception (5/21/24)
Genter Capital Municipal Quality Intermediate ETF	5.30%	4.49%
Bloomberg Municipal Bond Index	6.34%	3.76%
Bloomberg Municipal Bond 5 Year Index	5.05%	3.97%

Visit https://genterfunds.com/GENM for more recent performance information.

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Genter Capital Municipal Quality Intermediate ETF Tailored Shareholder Report

Key Fund Statistics

(as of April 30, 2026)

Net Assets	$26,242,586
Number of Holdings	81
Net Advisory Fee	$28,591
Portfolio Turnover Rate	47.79%

What did the Fund invest in?

(as of April 30, 2026)

State Breakdown (% of net assets)

Texas
17.4%
Illinois
7.9%
Massachusetts
7.7%
Florida
7.7%
Louisiana
6.8%
Alabama
6.2%
South Carolina
4.7%
Michigan
4.6%
Washington
4.5%
Pennsylvania
3.0%
Other
29.5%

Top Ten Holdings	(% of net assets)
Fidelity Government Portfolio	7.7%
Texas Municipal Gas Acquisition & Supply Corp IV	3.6%
State of Texas	3.3%
California Community Choice Financing Authority	3.0%
Vancouver Housing Authority	3.0%
Louisiana Housing Corp	2.9%
Wayne County Airport Authority	2.5%
California Municipal Finance Authority	2.3%
Black Belt Energy Gas District	2.2%
Kentucky Public Energy Authority	2.2%

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://genterfunds.com/GENM.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Audit fees billed for the Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF, Genter Capital Municipal Quality Intermediate ETF, and Genter Capital Taxable Quality Intermediate ETF (the “Funds”) for the last two fiscal years are reflected in the table below.

For the last two fiscal years ended April 30, 2025, and April 30, 2026, these amounts represent aggregate fees billed for professional services rendered by the Funds’ independent accountant, Tait, Weller & Baker, LLP (the “Accountant”), in connection with the audit of the Funds’ annual financial statements and for services that are normally provided by the Accountant in connection with the Funds’ statutory and regulatory filings for that fiscal year.

Fund	April 30, 2025	August 30, 2026
Genter Capital Dividend Income ETF	$12,000	$12,000
Genter Capital International Dividend ETF	$12,000	$12,000
Genter Capital Municipal Quality Intermediate ETF	$12,000	$12,000
Genter Capital Taxable Quality Intermediate ETF	$12,000	$12,000

(b)	Audit-Related Fees

These amounts represent fees billed in the Funds’ last two fiscal years ended April 30, 2025, and April 30, 2026, for professional services rendered by the Accountant in connection with two semi-annual examinations and a surprise examination of the 17f-1 security counts.

Fund	April 30, 2025	April 30, 2026
Genter Capital Dividend Income ETF	$0	$0
Genter Capital International Dividend ETF	$0	$0
Genter Capital Municipal Quality Intermediate ETF	$0	$0
Genter Capital Taxable Quality Intermediate ETF	$0	$0

(c)	Tax Fees

These amounts represent the aggregate fees billed in the Funds’ last two fiscal years ended April 30, 2025, and April 30, 2026, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	April 30, 2025	April 30, 2026
Genter Capital Dividend Income ETF	$3,000	$3,000
Genter Capital International Dividend ETF	$3,000	$3,000
Genter Capital Municipal Quality Intermediate ETF	$3,000	$3,000
Genter Capital Taxable Quality Intermediate ETF	$3,000	$3,000

(d)	All Other Fees

There were no other fees billed in the Funds’ last two fiscal years ended April 30, 2025, and April 30, 2026 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Funds’ Board of Trustees pre-approved the engagement of the Accountant for the Funds’ last fiscal year ended April 30, 2026, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Funds and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the Funds’ investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the Funds for services rendered for the last two fiscal years ended April 30, 2025, and April 30, 2026, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Funds’ investment advisor, or any other entity controlling, controlled by, or under common control with the Funds’ investment advisor for the Funds’ initial fiscal year ended April 30, 2025 and April 30, 2026.

Fund	April 30, 2025	August 30, 2026
Genter Capital Dividend Income ETF	$3,000	$3,000
Genter Capital International Dividend ETF	$3,000	$3,000
Genter Capital Municipal Quality Intermediate ETF	$3,000	$3,000
Genter Capital Taxable Quality Intermediate ETF	$3,000	$3,000

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Funds are listed issuers as defined in Rule 10A-3 under the Exchange Act of 1934 and have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Funds’ audit committee members are Thomas R. Galloway and Jesse S. Eberdt, III.

(b)	Not applicable.

Item 6.	Investments.

(a)	A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ANNUAL FINANCIAL STATEMENTS

As of April 30, 2026

The financial statements and other information contained herein are submitted for the general information of the shareholders of the Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF, Genter Capital Municipal Quality Intermediate ETF, and the Genter Capital Taxable Quality Intermediate ETF (each a “Fund” and collectively, the “Funds” or the “Genter ETFs”). The Genter ETFs’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Genter ETFs’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Genter Capital Municipal Quality Intermediate ETF
Schedule of Investments
As of April 30, 2026
	Principal	Interest Rate	Maturity Date	Value
Asset-Backed Securities - 0.16%
Richmond Redevelopment & Housing Authority (Cost $39,858)	$39,488	4.500%	5/1/2040	$41,156

Municipal Bonds - 96.88%
Alachua County Health Facilities Authority	300,000	3.625%	10/1/2030	300,044
Alaska Municipal Bond Bank Authority	175,000	5.000%	12/1/2027	179,817
Albany Hospital Facility Authority	365,000	3.200%	11/15/2029	364,276
Arlington Higher Education Finance Corp	20,000	4.000%	12/1/2026	20,124
Arlington Higher Education Finance Corp	175,000	5.000%	8/15/2026	176,155
Austin Affordable Pfc Inc	300,000	2.950%	11/1/2059	298,966
Black Belt Energy Gas District	300,000	5.000%	12/1/2055	318,762
Black Belt Energy Gas District	155,000	4.000%	10/1/2052	155,821
Black Belt Energy Gas District	575,000	4.000%	10/1/2052	577,018
California Community Choice Financing Authority	400,000	5.000%	3/1/2036	418,348
California Community Choice Financing Authority	750,000	5.000%	2/1/2031	797,118
California Municipal Finance Authority	200,000	3.375%	9/1/2050	199,321
California Municipal Finance Authority	600,000	3.450%	12/1/2044	600,391
Central Plains Energy Project	200,000	5.000%	5/1/2053	208,790
Chandler Industrial Development Authority	180,000	5.000%	9/1/2052	182,054
Chicago O’Hare International Airport	250,000	5.000%	1/1/2037	273,349
City & County of Honolulu HI	70,000	5.000%	6/1/2027	70,091
City of Austin TX Airport System Revenue	200,000	5.000%	11/15/2032	217,340
City of Austin TX Airport System Revenue	250,000	5.000%	11/15/2030	269,137
City of Chicago IL	170,000	3.200%	10/1/2028	170,510
City of Fort Worth TX	300,000	5.000%	3/1/2035	333,307
City of Gadsden AL	150,000	5.000%	10/1/2039	164,594
City of Mission TX	100,000	5.000%	2/15/2032	108,700
City of Portland ME General Airport Revenue	300,000	5.000%	1/1/2031	326,203
City of Ruston LA Sales Tax Revenue	440,000	5.000%	6/1/2035	489,071
City of Salt Lake City UT Airport Revenue	150,000	5.000%	7/1/2032	162,713
City of Shreveport LA	125,000	5.000%	3/1/2032	135,334
Colorado Health Facilities Authority	460,000	5.000%	1/1/2031	494,491
Columbus County Housing Authority	150,000	5.000%	4/1/2028	152,505
Copperleaf Metropolitan District No 4	100,000	5.000%	12/1/2040	107,094
County of Broward FL Port Facilities Revenue	400,000	5.000%	9/1/2032	435,554
County of Lee FL Airport Revenue	300,000	5.000%	10/1/2056	324,202
County of Warren MS	200,000	3.700%	4/1/2034	198,076
County of Warren MS	150,000	4.000%	9/1/2032	154,040
Cumberland County Industrial Facilities & Pollution Control Financing Authority	200,000	3.125%	12/1/2027	199,270
Dallas Independent School District	400,000	5.000%	2/15/2056	429,539
Energy Southeast A Cooperative District	250,000	5.250%	7/1/2054	266,440
Florida Housing Finance Corp	500,000	3.000%	2/1/2044	496,593
Florida Housing Finance Corp	300,000	3.000%	11/1/2028	298,623
Grand Traverse County Hospital Finance Authority	180,000	5.000%	7/1/2033	192,594
Greater Clark Building Corp	400,000	5.000%	7/15/2028	417,472
Heber Light & Power Co	175,000	5.000%	12/15/2043	188,653
Henrico County Economic Development Authority	$350,000	3.200%	10/1/2045	351,533

See Notes to Financial Statements

Genter Capital Municipal Quality Intermediate ETF
Schedule of Investments (continued)
As of April 30, 2026
	Principal	Interest Rate	Maturity Date	Value
Municipal Bonds (continued)
Hillsborough County Housing Finance Authority	$175,000	3.125%	12/1/2028	$175,149
Illinois Housing Development Authority	400,000	3.150%	2/1/2029	399,836
Indiana Housing & Community Development Authority	350,000	2.900%	3/1/2029	348,454
Jefferson County School District No 0300	250,000	4.000%	12/15/2035	255,192
Kentucky Public Energy Authority	545,000	5.250%	6/1/2055	576,016
Louisiana Housing Corp	400,000	2.700%	10/1/2045	400,495
Louisiana Housing Corp	750,000	3.100%	5/1/2043	750,074
Macoupin Sangamon & Montgomery Counties Community Unit School District No 34	250,000	5.000%	12/1/2027	257,647
Metropolitan Washington Airports Authority Aviation Revenue	300,000	4.000%	10/1/2035	300,101
Michigan State Hospital Finance Authority	350,000	5.000%	5/15/2030	377,739
Missouri Development Finance Board	175,000	5.000%	12/1/2029	185,654
Monroe & St Clair Counties Community Unit School District No 4 Columbia/IL	500,000	5.000%	1/1/2039	541,166
Muskogee County Public Safety Authority	200,000	4.000%	12/1/2031	203,020
New Mexico Municipal Energy Acquisition Authority	175,000	5.000%	6/1/2054	186,081
New York State Dormitory Authority	250,000	3.050%	11/15/2030	247,854
Northeastern Illinois University	400,000	5.000%	7/1/2031	426,678
Patriots Energy Group Financing Agency	20,000	5.250%	10/1/2054	21,462
Patriots Energy Group Financing Agency	435,000	5.250%	2/1/2054	465,443
Port of Portland OR Airport Revenue	120,000	5.000%	7/1/2038	124,452
Rio Hondo Independent School District	425,000	5.000%	2/15/2035	492,819
Round Rock Independent School District	250,000	5.000%	8/1/2046	272,946
Scranton-Lackawanna Health and Welfare Authority	500,000	5.000%	11/1/2033	552,515
South Carolina State Housing Finance & Development Authority	250,000	3.150%	11/1/2043	251,473
South Carolina State Housing Finance & Development Authority	500,000	3.050%	11/1/2028	500,100
Southeast Alabama Gas Supply District/The	145,000	5.000%	8/1/2054	154,871
Southeast Regional Management District	300,000	5.000%	4/1/2041	309,052
State of Rhode Island	215,000	5.000%	8/1/2026	216,105
State of Texas	850,000	2.800%	10/1/2041	854,966
Steel Valley School District	250,000	4.500%	11/1/2051	246,404
Texas Municipal Gas Acquisition & Supply Corp IV	900,000	5.500%	1/1/2054	950,306
Texas Municipal Gas Acquisition & Supply Corp V	250,000	5.000%	4/1/2027	253,502
Vancouver Housing Authority	750,000	5.000%	8/1/2029	782,919
Washington Health Care Facilities Authority	195,000	5.000%	8/1/2055	207,787
Washington State Housing Finance Commission	200,000	2.700%	4/1/2044	200,956
Waterbury Housing Authority	65,000	4.250%	7/1/2039	66,452
Wayne County Airport Authority	600,000	5.000%	12/1/2037	644,406
Total Municipal Bonds (Cost $25,468,142)				25,424,125

Short-Term Investment - 7.74%			Shares
Fidelity Government Portfolio 3.54%(a) (Cost $2,032,806)			2,032,806	2,032,806

Investments, at Value (Cost $27,540,806) - 104.78%				27,498,087
Liabilities in Excess of Other Assets - (4.78)%				(1,255,501)
Net Assets - 100.00%				$26,242,586

(a) Represents 7-day effective SEC yield as of April 30, 2026.

See Notes to Financial Statements

Genter Capital Taxable Quality Intermediate ETF
Schedule of Investments
As of April 30, 2026
	Principal	Interest Rate	Maturity Date	Value
Corporate Bonds - 48.90%
Communications - 3.25%
CCO Holdings LLC / CCO Holdings Capital Corp	$500,000	5.000%	2/1/2028	$493,750
New Cingular Wireless Services Inc	600,000	8.750%	3/1/2031	684,080
Sprint Capital Corp	1,525,000	8.750%	3/15/2032	1,810,937
				2,988,767
Consumer Discretionary - 2.63%
Delta Air Lines Inc	200,000	4.950%	7/10/2028	201,016
Ford Motor Co	1,000,000	7.450%	7/16/2031	1,085,120
General Motors Financial Co Inc	1,100,000	5.800%	1/7/2029	1,130,874
				2,417,010
Consumer Staples - 1.12%
JBS NV/JBS USA Foods Group Holdings Inc	1,000,000	5.750%	4/1/2033	1,028,695

Energy - 9.33%
Cheniere Energy Inc	1,200,000	4.625%	10/15/2028	1,194,715
Cheniere Energy Partners LP	960,000	4.000%	3/1/2031	923,799
Crescent Energy Finance LLC	500,000	8.375%	1/15/2034	527,500
Enbridge Inc	1,950,000	6.000%	1/15/2077	1,954,875
HF Sinclair Corp	1,360,000	5.750%	1/15/2031	1,389,236
Saudi Arabian Oil Co	400,000	4.750%	6/2/2030	399,075
Transcanada Trust	1,100,000	5.875%	8/15/2076	1,100,000
Western Midstream Operating LP	1,100,000	4.800%	3/1/2031	1,092,721
				8,581,921
Financials - 21.90%
Aircastle Ltd	580,000	4.250%	6/15/2026	579,972
Ally Financial Inc	950,000	5.737%	5/15/2029	962,768
Ally Financial Inc	675,000	8.000%	11/1/2031	752,450
Ares Capital Corp	1,800,000	2.875%	6/15/2028	1,715,954
Bank of America Corp	750,000	3.419%	12/20/2028	736,976
Bank of America Corp	750,000	5.288%	4/25/2034	759,641
Blue Owl Capital Corp	1,000,000	5.950%	3/15/2029	992,930
Citigroup Inc	550,000	5.174%	2/13/2030	558,367
Citigroup Inc	1,200,000	2.561%	5/1/2032	1,075,591
Digital Realty Trust LP	500,000	3.600%	7/1/2029	485,467
Global Aircraft Leasing Co Ltd	500,000	8.750%	9/1/2027	507,500
Goldman Sachs Group Inc/The	1,400,000	5.727%	4/25/2030	1,439,550
Iron Mountain Inc	1,000,000	6.250%	1/15/2033	1,008,750
JPMorgan Chase & Co	250,000	6.087%	10/23/2029	259,296
JPMorgan Chase & Co	375,000	5.103%	4/22/2031	381,293
Lincoln National Corp	1,000,000	9.250%	9/1/2052	1,053,750
M&T Bank Corp	1,650,000	6.082%	3/13/2032	1,730,004
Morgan Stanley	1,600,000	5.230%	1/15/2031	1,626,998
Safehold GL Holdings LLC	1,430,000	2.850%	1/15/2032	1,276,123
Synchrony Financial	600,000	3.950%	12/1/2027	593,390
Wells Fargo & Co	1,000,000	5.574%	7/25/2029	1,021,023
Wells Fargo & Co	600,000	6.303%	10/23/2029	623,675
				20,141,468

See Notes to Financial Statements

Genter Capital Taxable Quality Intermediate ETF
Schedule of Investments (continued)
As of April 30, 2026
	Principal	Interest Rate	Maturity Date	Value
Corporate Bonds (continued)
Health Care - 3.91%
Organon & Co / Organon Foreign Debt Co-Issuer BV	$1,000,000	4.125%	4/30/2028	$986,250
Teva Pharmaceutical Finance Netherlands III BV	750,000	3.150%	10/1/2026	744,375
Utah Acquisition Sub Inc	1,870,000	3.950%	6/15/2026	1,867,687
				3,598,312
Industrials - 0.27%
RTX Corp	250,000	4.125%	11/16/2028	249,011

Materials - 1.12%
Glencore Funding LLC	1,000,000	5.634%	4/4/2034	1,027,362

Technology - 2.77%
Microchip Technology Inc	1,050,000	5.050%	3/15/2029	1,063,754
Oracle Corp	600,000	2.875%	3/25/2031	532,427
Oracle Corp	1,000,000	4.800%	9/26/2032	950,882
				2,547,063
Utilities - 2.60%
Duke Energy Corp	1,100,000	4.300%	3/15/2028	1,098,099
Duke Energy Corp	300,000	2.450%	6/1/2030	279,498
NextEra Energy Capital Holdings Inc	1,000,000	5.050%	3/15/2030	1,017,171
				2,394,768
Total Corporate Bonds (Cost $45,130,570)				44,974,377

United States Treasury Notes - 49.96%
	1,650,000	4.250%	2/15/2028	1,660,248
	1,950,000	3.500%	11/15/2028	1,930,881
	7,850,000	3.875%	9/30/2029	7,830,988
	6,305,000	4.000%	1/31/2031	6,297,611
	6,600,000	4.125%	7/31/2031	6,622,172
	8,065,000	2.875%	5/15/2032	7,522,817
	5,305,000	3.500%	2/15/2033	5,087,827
	6,670,000	4.625%	2/15/2035	6,811,738
	2,240,000	4.125%	2/15/2036	2,193,012
Total United States Treasury Notes (Cost $46,088,697)				45,957,294

Short-Term Investment - 0.35%			Shares
Fidelity Government Portfolio 3.54%(a) (Cost $322,897)			322,897	322,897

Investments, at Value (Cost $91,542,164) - 99.21%				91,254,568
Other Assets Less Liabilities - 0.79%				722,264
Net Assets - 100.00%				$91,976,832

(a) Represents 7-day effective SEC yield as of April 30, 2026.

See Notes to Financial Statements

Genter Capital Dividend Income ETF
Schedule of Investments
As of April 30, 2026
	Shares	Value
Common Stock - 98.87%
Communications - 5.51%
AT&T Inc	5,118	$133,733
Comcast Corp	4,168	112,703
		246,436
Consumer Discretionary - 3.05%
Home Depot Inc/The	216	71,021
LKQ Corp	2,078	65,623
		136,644
Consumer Staples - 7.74%
Altria Group Inc	2,598	188,745
PepsiCo Inc	994	157,539
		346,284
Energy - 15.54%
Chevron Corp	883	170,693
Coterra Energy Inc	5,553	199,408
Enbridge Inc	3,473	192,474
Phillips 66	743	133,108
		695,683
Financials - 17.44%
Blackrock Inc	116	123,609
Capital One Financial Corp	597	114,206
JPMorgan Chase & Co	526	164,759
M&T Bank Corp	833	182,119
Northern Trust Corp	1,179	196,115
		780,808
Health Care - 18.99%
AbbVie Inc	498	105,237
Bristol-Myers Squibb Co	1,612	97,671
CVS Health Corp	1,968	163,915
Gilead Sciences Inc	1,023	133,849
Johnson & Johnson	603	138,600
Medtronic PLC	883	71,497
Merck & Co Inc	1,275	139,204
		849,973
Industrials - 8.54%
Emerson Electric Co	988	138,755
Lockheed Martin Corp	183	94,788
United Parcel Service Inc	1,367	148,730
		382,273
Materials - 4.76%
Air Products and Chemicals Inc	390	117,020
CRH PLC	813	96,275
		213,295

See Notes to Financial Statements

Genter Capital Dividend Income ETF
Schedule of Investments (continued)
As of April 30, 2026
	Shares	Value
Common Stock (continued)
Technology - 11.49%
Accenture PLC	446	$79,705
Cisco Systems Inc	2,353	215,300
Corning Inc	439	72,101
Microchip Technology Inc	1,585	147,262
		514,368
Utilities - 5.81%
Evergy Inc	1,653	136,934
Sempra	1,297	123,371
		260,305
Total Common Stock (Cost $4,189,233)		4,426,069

Short-Term Investment - 0.80%	Shares
Goldman Sachs Financial Square Government Fund 3.55%(a) (Cost $35,727)	35,727	35,727

Investments, at Value (Cost $4,224,960) - 99.67%		4,461,796
Options Written (Premiums Received $8,122) - (0.03)%		(1,401)
Other Assets Less Liabilities - 0.36%		16,291
Net Assets - 100.00%		$4,476,686

(a) Represents 7-day effective SEC yield as of April 30, 2026.

Genter Capital Dividend Income ETF
Schedule of Options Written
As of April 30, 2026
	Number of Contracts	Exercise Price	Exercise Date	Notional Value	Value
Call Options Written - (0.03)%
Chevron Corp	(4)	$200.00	5/15/2026	$(80,000)	$(1,100)
Gilead Sciences Inc	(5)	155.00	5/15/2026	(77,500)	(235)
Johnson & Johnson	(4)	250.00	5/15/2026	(100,000)	(66)
Call Options Written (Premium Received $8,122)					$(1,401)

See Notes to Financial Statements

Genter Capital International Dividend ETF
Schedule of Investments
As of April 30, 2026
	Shares	Value
Common Stock - 97.88%
Communications - 6.94%
Orange SA	7,995	$167,575
Vodafone Group PLC	10,660	168,428
		336,003
Consumer Discretionary - 2.92%
Honda Motor Co Ltd	2,872	69,904
Mercedes-Benz Group AG	4,918	71,360
		141,264
Consumer Staples - 12.38%
British American Tobacco PLC	2,265	133,182
Carlsberg AS	4,790	129,282
CK Hutchison Holdings Ltd	11,683	97,495
Imperial Brands PLC	2,476	94,261
Koninklijke Ahold Delhaize NV	3,070	144,935
		599,155
Energy - 8.39%
BP PLC	2,519	119,350
Enbridge Inc	3,037	168,311
Pembina Pipeline Corp	2,542	118,254
		405,915
Financials - 33.60%
Allianz SE	3,268	148,727
AXA SA	2,674	128,459
Banco Bilbao Vizcaya Argentaria SA	8,121	179,636
Barclays PLC	9,257	216,706
BNP Paribas SA	3,004	157,680
Manulife Financial Corp	2,971	116,731
Mitsubishi UFJ Financial Group Inc	12,508	224,519
Nomura Holdings Inc	13,473	108,592
ORIX Corp	3,470	116,627
Sumitomo Mitsui Financial Group Inc	10,792	229,114
		1,626,791
Health Care - 7.58%
AstraZeneca PLC	819	153,456
Novartis AG	925	136,761
Sanofi SA	1,651	76,904
		367,121
Industrials - 11.27%
ABB Ltd	2,278	228,848
BAE Systems PLC	1,259	140,580
Komatsu Ltd	2,113	90,647
Schneider Electric SE	1,356	85,523
		545,598
Materials - 5.19%
Akzo Nobel NV	3,273	63,987
DSM-Firmenich AG	7,268	54,728
Rio Tinto PLC	1,321	132,734
		251,449
Technology - 3.62%
Telefonaktiebolaget LM Ericsson	14,818	175,001

See Notes to Financial Statements

Genter Capital International Dividend ETF
Schedule of Investments (continued)
As of April 30, 2026
	Shares	Value
Common Stock (continued)
Utilities - 5.99%
Enel SpA	13,774	160,026
National Grid PLC	1,453	130,102
		290,128
Total Common Stock (Cost $4,060,210)		4,738,425

Short-Term Investment - 1.91%	Shares
Goldman Sachs Financial Square Government Fund, 3.55% (a) (Cost $92,636)	92,636	92,636

Investments, at Value (Cost $4,152,846) - 99.79%		4,831,061
Other Assets Less Liabilities - 0.21%		10,288
Net Assets - 100.00%		$4,841,349

(a) Represents 7-day effective SEC yield as of April 30, 2026.

See Notes to Financial Statements

Genter ETFs
Statement of Assets and Liabilities
As of April 30, 2026
	Municipal Quality Intermediate ETF	Taxable Quality Intermediate ETF	Dividend Income ETF	International Dividend ETF
Assets:
Investments, at value	$27,498,087	$91,254,568	$4,461,796	$4,831,061
Cash	—	—	11,441	—
Receivables:
Investment sold	—	4,382,237	—	—
Dividends	—	—	6,129	11,532
Interest	262,472	934,599	85	247
Total assets	27,760,559	96,571,404	4,479,451	4,842,840
Liabilities:
Options written, at value	—	—	1,401	—
Due to custodian	—	6,174	—	—
Payables:
Investments purchased	1,510,089	4,560,388	—	—
Accrued expenses:
Advisory fees	4,150	14,742	718	785
Administration fees	3,734	13,268	646	706
Total liabilities	1,517,973	4,594,572	2,765	1,491
Total Net Assets	$26,242,586	$91,976,832	$4,476,686	$4,841,349
Net Assets Consist of:
Paid in capital	$26,231,637	$92,169,664	$4,213,655	$4,142,644
Accumulated earnings (deficit)	10,949	(192,832)	263,031	698,705
Total Net Assets	$26,242,586	$91,976,832	$4,476,686	$4,841,349
ETF Shares Outstanding, no par value
(unlimited authorized shares)	2,560,000	8,980,000	350,000	330,000
Net Asset Value, Per Share	$10.25	$10.24	$12.79	$14.67
Investments, at cost	$27,540,806	$91,542,164	$4,224,960	$4,152,846
Options written, premiums received	$—	$—	$8,122	$—

See Notes to Financial Statements

Genter ETFs
Statement of Operations
For the fiscal period ended April 30, 2026
	Municipal Quality Intermediate ETF	Taxable Quality Intermediate ETF	Dividend Income ETF	International Dividend ETF
Investment Income:
Dividends (net of withholding tax of $0, $0, $0, and $10,478)	$—	$—	$177,052	$75,943
Interest	501,867	2,917,624	5,597	1,804
Total Investment Income	501,867	2,917,624	182,649	77,747
Expenses:
Advisory fees	28,591	125,810	11,973	5,067
Administration fees	25,732	113,228	10,776	4,561
Total Expenses	54,323	239,038	22,749	9,628

Net Investment Income	447,544	2,678,586	159,900	68,119
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investment transactions	51,192	110,326	5,655	7,872
Options written	—	—	3,144	—
In-kind transactions	—	—	1,590,243	—
Total realized gain	51,192	110,326	1,599,042	7,872

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(9,765)	(733,020)	251,724	620,275
Options written	—	—	6,721	—
Total change in unrealized appreciation (depreciation)	(9,765)	(733,020)	258,445	620,275
Net Realized and Unrealized Gain (Loss) on Investments	41,427	(622,694)	1,857,487	628,147

Net Increase in Net Assets Resulting from Operations	$488,971	$2,055,892	$2,017,387	$696,266

See Notes to Financial Statements

Genter ETFs
Statements of Changes in Net Assets
For the fiscal period ended April 30,
	Municipal Quality Intermediate ETF
	2026	2025(a)
Operations:
Net investment income	$447,544	$54,245
Net realized gain (loss) from investment transactions	51,192	2,353
Net realized gain from options written	—	—
Net realized gain from in-kind transactions	—	—
Net change in unrealized appreciation (depreciation) on investments	(9,765)	(32,954)
Net Increase (Decrease) in Net Assets Resulting from Operations	488,971	23,644
Distributions to Shareholders From:
Distributable Earnings	(448,117)	(53,549)

Capital Share Transactions:
Shares sold	21,634,468	4,543,082
Shares repurchased	—	—
Variable fees	54,087	—
Net Increase in Net Assets Resulting from Capital Share Transactions	21,688,555	4,543,082

Net Increase in Net Assets	21,729,409	4,513,177
Net Assets:
Beginning of Period	4,513,177	—
End of Period	$26,242,586	$4,513,177
Share Information:
Shares sold	2,110,000	450,000
Shares repurchased	—	—
Net Increase in Capital Shares	2,110,000	450,000

(a)	The Municipal Quality Intermediate ETF and Taxable Quality Intermediate ETF commenced operations on May 21, 2024 and the Dividend Income ETF and International Dividend ETF commenced operations January 13, 2025.

See Notes to Financial Statements

Taxable Quality Intermediate		Dividend Income ETF		International Dividend ETF
2026	2025(a)	2026	2025(a)	2026	2025(a)

$2,678,586	$1,145,124	$159,900	$5,138	$68,119	$4,985
110,326	12,355	5,655	2,454	7,872	(3,060)
—	—	3,144	—	—	—
—	—	1,590,243	—	—	—
(733,020)	445,424	258,445	(14,887)	620,275	57,940
2,055,892	1,602,903	2,017,387	(7,295)	696,266	59,865

(2,698,917)	(1,152,710)	(153,037)	(3,780)	(54,726)	(2,700)

54,118,556	37,943,086	29,113,005	612,726	3,522,074	620,570
—	—	(27,102,320)	—	—	—
108,022	—	—	—	—	—
54,226,578	37,943,086	2,010,685	612,726	3,522,074	620,570

53,583,553	38,393,279	3,875,035	601,651	4,163,614	677,735

38,393,279	—	601,651	—	677,735	—
$91,976,832	$38,393,279	$4,476,686	$601,651	$4,841,349	$677,735

5,240,000	3,740,000	2,550,000	60,000	270,000	60,000
—	—	(2,260,000)	—	—	—
5,240,000	3,740,000	290,000	60,000	270,000	60,000

See Notes to Financial Statements

Municipal Quality Intermediate ETF
Financial Highlights
	April 30,	April 30,
For a share outstanding during fiscal period ended	2026	2025(a)
Net Asset Value, Beginning of Period	$10.03	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (b)	0.32	0.33
Net realized and unrealized gain (loss) from investment transactions	0.16	(0.06)
Total from Investment Operations	0.48	0.27
Less Distributions From:
Net investment income	(0.30)	(0.31)

ETF Transaction Fee	0.04	0.07

Net Asset Value, End of Period	$10.25	$10.03

Total Return	5.30%	3.42	%(d)
Net Assets, End of Period (in thousands)	$26,243	$4,513

Ratios of:
Net Expenses to Average Net Assets	0.38%	0.38	%(c)
Net Investment Income	3.12%	3.46	%(c)
Portfolio turnover rate	47.79%	51.62	%(d)
(a)	The fund commenced operations on May 21, 2024.
(b)	Calculated using the average shares method.
(c)	Annualized
(d)	Not annualized

See Notes to Financial Statements

Taxable Quality Intermediate ETF
Financial Highlights
	April 30,	April 30,
For a share outstanding during fiscal period ended	2026	2025(a)
Net Asset Value, Beginning of Period	$10.27	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (b)	0.44	0.43
Net realized and unrealized gain (loss) from investment transactions	(0.06)	0.20
Total from Investment Operations	0.38	0.63
Less Distributions From:
Net investment income	(0.43)	(0.38)
Net realized gains	—	(0.01)
Total Distributions	(0.43)	(0.39)

ETF Transaction Fee	0.02	$0.03

Net Asset Value, End of Period	$10.24	$10.27

Total Return	4.06%	6.68	%(d)
Net Assets, End of Period (in thousands)	$91,977	$38,393

Ratios of:
Net Expenses to Average Net Assets	0.38%	0.38	%(c)
Net Investment Income	4.25%	4.42	%(c)
Portfolio turnover rate	34.90%	56.87	%(d)
(a)	The fund commenced operations on May 21, 2024.
(b)	Calculated using the average shares method.
(c)	Annualized
(d)	Not annualized

See Notes to Financial Statements

Dividend Income ETF
Financial Highlights
	April 30,	April 30,
For a share outstanding during fiscal period ended	2026	2025(a)
Net Asset Value, Beginning of Period	$10.03	$10.00
Income from Investment Operations:
Net Investment Income (b)	0.31	0.09
Net realized and unrealized gain from investment transactions	2.80	—
Total from Investment Operations	3.11	0.09
Less Distributions From:
Net investment income	(0.35)	(0.06)

Net Asset Value, End of Period	$12.79	$10.03

Total Return	31.44%	0.89	%(d)
Net Assets, End of Period (in thousands)	$4,477	$602

Ratios of:
Net Expenses to Average Net Assets	0.38%	0.38	%(c)
Net Investment Income	2.67%	2.87	%(c)
Portfolio turnover rate	9.34%	10.12	%(d)
(a)	The fund commenced operations on January 13, 2025.
(b)	Calculated using the average shares method.
(c)	Annualized
(d)	Not annualized

See Notes to Financial Statements

International Dividend ETF
Financial Highlights
	April 30,	April 30,
For a share outstanding during fiscal period ended	2026	2025(a)
Net Asset Value, Beginning of Period	$11.30	$10.00
Income from Investment Operations:
Net Investment Income (b)	0.36	0.10
Net realized and unrealized gain from investment transactions	3.40	1.25
Total from Investment Operations	3.76	1.35
Less Distributions From:
Net investment income	(0.39)	(0.05)

Net Asset Value, End of Period	$14.67	$11.30

Total Return	33.98%	13.41	%(d)
Net Assets, End of Period (in thousands)	$4,841	$678

Ratios of:
Net Expenses to Average Net Assets	0.38%	0.38	%(c)
Net Investment Income	2.68%	3.03	%(c)
Portfolio turnover rate	2.39%	8.81	%(d)
(a)	The fund commenced operations on January 13, 2025.
(b)	Calculated using the average shares method.
(c)	Annualized
(d)	Not annualized

See Notes to Financial Statements

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

1.	Organization and Significant Accounting Policies

The Genter ETFs, actively managed exchange-traded funds, are each, a diversified series of the Spinnaker ETF Series (the “Trust”). The Trust was established as a Delaware statutory trust under an Agreement and Declaration of Trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Genter Capital Municipal Quality Intermediate ETF and the Genter Capital Taxable Quality Intermediate ETF commenced operations on May 21, 2024. The Genter Capital Dividend Income ETF and the Genter Capital International Dividend ETF commenced operations on January 13, 2025.

The Genter Capital Dividend Income ETF seeks current income and long-term capital appreciation. The Fund intends to achieve its investment objective by investing primarily in domestic equity securities that have a record of paying dividends.

The Genter Capital International Dividend ETF seeks current income and long-term capital appreciation. The Fund intends to achieve its investment objective by investing primarily in foreign equity securities that have records of paying dividends.

The Genter Capital Municipal Quality Intermediate ETF seeks current income free from federal income tax with a secondary objective of capital appreciation. The Fund intends to achieve its investment objective by investing primarily in a diversified portfolio of municipal obligations, the interest on which is exempt from regular federal income tax.

The Genter Capital Taxable Quality Intermediate ETF seeks current income with limited risk to principal with a secondary objective of capital appreciation. The Fund intends to achieve its investment objective by investing primarily in investment grade, intermediate term securities.

Each Fund will issue and redeem shares at Net Asset Value (“NAV”) only in large blocks of shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 10,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units in transactions with authorized participants, the shares are not redeemable securities of the Genter ETFs. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Paralel Distributors LLC (the “Distributor”). Individual shares of the Genter ETFs may only be purchased and sold in secondary market transactions through brokers or dealers at market price. Shares of the Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF, Genter Capital Municipal Quality Intermediate ETF, and Genter Capital Taxable Quality Intermediate ETF are listed for trading on NYSE Arca under the ticker symbols GEND, GENW, GENM, and GENT, respectively, and because shares will trade at market prices rather than NAV, shares of the Genter ETFs may trade at a price greater than NAV (premium) or less than NAV (discount).

Creation Transaction Fees

The fixed creation transaction fee imposed on authorized participants is $500 per transaction for Genter Capital Municipal Quality Intermediate ETF and Genter Capital Taxable Quality Intermediate ETF and $250 per transaction for Genter Capital Dividend Income ETF and the Genter Capital International Dividend ETF (the “Creation Transaction Fee”). The Creation Transaction Fee is applicable to each transaction regardless of the number of Creation units purchased in the transactions. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Genter ETFs for the costs associated with buying the applicable securities. The price for each Creation Unit will equal the Genter ETF’s daily NAV per share times the number of Shares in a Creation Unit plus the Creation Transaction Fees, and, if applicable, any transfer taxes.

The following is a summary of significant accounting policies consistently followed by the Genter ETFs. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Genter ETFs follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored for the oversight functions of the Fund. This information is presented in the financial statements and the financial highlights.

Investment Valuation

The Genter ETFs’ debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer), or (iii) based on amortized cost. An ETF’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent an ETF’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of an ETF’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by an ETF may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are believed in good faith by the fair value designee to be deemed unreliable, including restricted securities, fair value determinations are made in accordance with the policies and procedures approved by the Board of Trustees (“Trustees”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of an ETF’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the ETF’s net asset value is not calculated and on which the ETF does not effect sales, redemptions and exchanges of its Shares.

Fair Value Measurement

The Genter ETFs have adopted Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Genter ETFs’ investments. These inputs are summarized in the three broad levels listed below:

Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the Genter ETFs have the ability to access.

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:	Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the Genter ETFs’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of April 30, 2026, for the Genter ETFs’ assets measured at fair value:

Municipal Quality Intermediate ETF (a)
	Total	Level 1	Level 2	Level 3
Assets
Asset-Backed Securities	$41,156	$—	$41,156	$—
Municipal Bonds	25,424,125	—	25,424,125	—
Short-Term Investment	2,032,806	2,032,806	—	—
Total Assets	$27,498,087	$2,032,806	$25,465,271	$—

Taxable Quality Intermediate ETF (a)
	Total	Level 1	Level 2	Level 3
Assets
Corporate Bonds*	$44,974,377	$—	$44,974,377	$—
United States Treasury Notes	45,957,294	—	45,957,294	—
Short-Term Investment	322,897	322,897	—	—
Total Assets	$91,254,568	$322,897	$90,931,671	$—

Dividend Income ETF (a)
Assets	Total	Level 1	Level 2	Level 3
Common Stock*	$4,426,069	$4,426,069	$—	$—
Short-Term Investment	35,727	35,727	—	—
Total Assets	$4,461,796	$4,461,796	$—	$—

Liabilities
Options Written	$(1,401)	$—	$(1,401)	$—
Total Liabilities	$(1,401)	$—	$(1,401)	$—

International Dividend ETF (a)
	Total	Level 1	Level 2	Level 3
Assets
Common Stock*	$4,738,425	$4,738,425	$—	$—
Short-Term Investment	92,636	92,636	—	—
Total Assets	$4,831,061	$4,831,061	$—	$—

*Refer to the Schedule of Investments for a breakdown by sector.

(a)	The ETF held no Level 3 securities during the period ended April 30, 2026.

Purchased Options

When the Funds purchase an option, an amount equal to the premium paid by the Funds is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction). If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

Derivative Financial Instruments

The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on each Fund’s Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Funds’ independent pricing services and the Funds’ net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities for options purchased. Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Gain on Investments on each Fund’s Statement of Operations for options purchased.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of April 30, 2026:

ETF	Derivative Type	Location	Value
Dividend Income ETF	Purchased options - Equity risk	Assets - Investments, at value	$—
	Written options - Equity risk	Liabilities - Options written, at value	1,401

The following tables set forth the effect of derivative instruments on the Statements of Operations for the fiscal year ended April 30, 2026, for the Funds as follows:

Dividend Income ETF
Derivative Type	Location	Gains/ (Losses)
Purchased Equity Options	Net realized gain (loss) from investment transactions	$—
Purchased Equity Options	Net change in unrealized appreciation (depreciation) on investments	—
Written Equity Options	Net realized gain (loss) from options written	3,144
Written Equity Options	Net change in unrealized appreciation (depreciation) on options written	6,721

The following table represents the average quarterly notional values on options, which serve as an indicator of volume for options during the fiscal year ended April 30, 2026:

ETF	Derivative Type	Type	Average Notional
Dividend Income ETF	Purchased options – Equity risk	Premiums Paid	$—
	Written options – Equity risk	Premiums Received	(146,125)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income and expenses are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method. Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses

The Genter ETFs bear expenses incurred specifically on their behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions

Dividends from net investment income, if any, are declared and paid on a quarterly basis for the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Funds as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Genter ETFs intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Risk Considerations

	Dividend Income ETF	International Dividend ETF	Municipal Quality Intermediate ETF	Taxable Quality Intermediate ETF
Alternative Minimum Tax Risk			X
Authorized Participant Risk	X	X	X	X
Call/Prepayment Risk			X	X
Credit/Default Risk			X	X
Cybersecurity Risk	X	X	X	X
Dividend Payment Risk	X	X
Early Close/Trading Halt Risk	X	X	X	X
Equity Securities Risk	X	X
ETF Structure Risk	X	X	X	X
Fixed Income Risk			X	X
Foreign Risk		X		X
Inflation Protected Securities Risk				X
Interest Rate Risk			X	X
Investment Risk	X	X	X	X
Limited History of Operations Risk	X	X	X	X
Management Risk	X	X	X	X
Market Risk	X	X	X	X
Mortgage- and Asset-Back Securities Risk				X
Municipal Securities Risk			X
Preferred Securities Risk				X
Risks from Selling or Writing Call Options	X
Small- and Mid-Cap Securities Risk	X	X
Tax Risk			X
U.S. Government Securities Risk			X	X

Alternative Minimum Tax risk. Although the fund seeks to distribute tax-exempt income, a portion of the fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Authorized Participant risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participant concentration risk may be heightened for ETFs, such as the Fund, which invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Call/Prepayment risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

Credit/Default risk. Credit risk is the risk that issuers or guarantors of debt instruments is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Cybersecurity risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Dividend Payment risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Early Close/Trading Halt risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses. This risk is heightened for the foreign securities that underly the ADRs in which the International Dividend ETF invests because foreign markets are generally subject to more disruptions than domestic exchanges.

Equity Securities risk. Investments in equity securities may fluctuate in value response to many factors, including general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.

ETF Structure risks.  The Fund is structured as an ETF and as a result is subject to special risks, including:

●	Not individually redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” which are only available to APs. Retail investors may only purchase or sell shares on the Exchange. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading issues. An active trading market for the Fund's shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund's shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund's shares.

●	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

●	Market price variance risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund's net asset value.

▪	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Fund's shares, which can lead to differences between the market value of Fund shares and the Fund's net asset value.

▪	The market price for the Fund's shares may deviate from the Fund's net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund's net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund's shares is open, there may be changes from the last quote of the closed market and the quote from the Fund's domestic trading day, which could lead to differences between the market value of the Fund's shares and the Fund's net asset value.

▪	In stressed market conditions, the market for the Fund's shares may become less liquid in response to the deteriorating liquidity of the Fund's portfolio. This adverse effect on the liquidity of the Fund's shares may, in turn, lead to differences between the market value of the Fund's shares and the Fund's net asset value.

Fixed Income risk. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Foreign Securities risk. Investments in securities of non-U.S. issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

Inflation-Protected Securities risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate risk. As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Interest rates in the United States are near historic lows, which may increase a Fund’s exposure to risks associated with rising rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its “quantitative easing” policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond investments at any given time. Changes in interest rates may also affect a Fund’s share price; a sharp rise in interest rates could cause a Fund’s share price to fall.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

The average duration of a Fund’s portfolio of fixed income securities will vary based on the Sub-Advisor’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates. The Sub-Advisor intends to manage the Genter Capital Taxable Quality Intermediate ETF portfolio so that it has an average duration of between 2.5 and 6 years under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes and is typically expressed as a period of time. Duration differs from maturity, which is the time until a fixed income security’s issuer is obligated to pay the principal due on such security; however, a fixed income security’s duration increases as its maturity increases and decreases as its maturity decreases, meaning longer-maturity securities have higher durations than those with shorter maturity. The longer the duration of the securities held in a Fund’s portfolio, the more sensitive a Fund’s portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Genter Capital Taxable Quality Intermediate ETF, based on the portfolio’s average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Investment risk. The value of the Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue, and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Limited History of Operations risk. The Fund has a limited history of operations. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Management risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. In managing the Fund’s portfolio securities, the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Legislative, regulatory, or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. The portfolio managers will utilize proprietary investment processes, techniques, and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The portfolio managers may rely on poorly chosen, ineffective investment techniques or risk analysis, and they may apply poor judgement to otherwise effective investment and analysis methods. Investors may lose money as a result.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

Market risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

Mortgage- and Asset-Backed Securities risks. Mortgage-backed securities ("MBS") (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to “prepayment risk” and “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities.

Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Prepayment reduces the yield to maturity and the average life of the MBS or asset-backed securities. The maturity of certain securities, such as MBS and ABS, is calculated using the security’s weighted-average life. Estimated prepayment rates for these securities are used in this calculation. If actual prepayment rates differ from the estimates used in calculating the weighted-average life, each Fund’s yield and/or share price could be negatively affected.

Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Rising interest rates tend to extend the duration of MBS and asset-backed securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities. As a result, in a period of rising interest rates, MBS and asset-backed securities may exhibit additional volatility and may lose value.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. Because prepayment rates of individual mortgage pools vary widely, the maturity of a particular pool cannot be predicted precisely. A Fund’s investments in asset-backed securities are subject to risks similar to those associated with MBS, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

MBS may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Each Fund will not invest in CMO tranches which represent a right to receive interest only (“Ios”), principal only (“Pos”), or an amount that remains after other floating-rate tranches are paid (an inverse floater). If a Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that such Fund could lose all or substantially all of its investment.

Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. In past years, delinquencies and losses generally increased with respect to securitizations involving residential mortgage loans and potentially could begin increasing again as a result of a weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called sub-prime mortgage pools are currently distressed and may be trading at significant discounts to their face value.

Mortgage lenders have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults, and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period. These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

The U.S. Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally, and markets generally. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome, and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

In its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Municipal Securities risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy of an issuer could have a significant effect on the issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market 54 related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities also include special tax bonds, which are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Municipal securities backed by current or anticipated revenues from a specific project or specific assets or a specific tax can be negatively affected by the discontinuance of that taxation or the inability to collect revenues for the project or from the assets or tax. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The bond markets may experience reduced liquidity due to events such as limited trading activity, reductions in bond inventory, market volatility, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund's ability to sell a holding at a suitable price. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

Preferred Securities risk. Investing in preferred stock involves the following risks: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Risks from Selling or Writing Call Options. Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value or in the of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option. Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.

Small- and Mid-Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Tax risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state or local income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal, state or local changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

U.S. Government Securities risk. Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

3.	Transactions with Related Parties and Service Providers

Advisor

The Genter ETFs pay a monthly fee to OBP Capital, LLC (the “Advisor”) calculated at the annual rates shown below of each Fund’s average daily net assets.

Fund	Net Advisory Fee
Municipal Quality Intermediate ETF	0.20%
Taxable Quality Intermediate ETF	0.20%
Dividend Income ETF	0.20%
International Dividend ETF	0.20%

The Advisor has engaged Genter Fund Management, LLC as the sub-advisor of the ETFs (the “Sub-Advisor”) to provide day to day portfolio management of the Genter ETFs. The Advisor pays a monthly fee to the Sub-Advisor calculated at the annual rates shown below of the Funds’ average daily net assets. The Sub-Advisor is paid directly by the Advisor out of the advisory fees disclosed above.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

Fund	Sub Advisory Fee
Municipal Quality Intermediate ETF	0.15%
Taxable Quality Intermediate ETF	0.15%
Dividend Income ETF	0.15%
International Dividend ETF	0.15%

For the fiscal year ended April 30, 2026, the Advisor earned the following in net advisory fees after payment of the Sub-Advisor fee:

Fund	Net Advisory Fee
Municipal Quality Intermediate ETF	$ 7,148
Taxable Quality Intermediate ETF	31,453
Dividend Income ETF	2,993
International Dividend ETF	1,267

For the fiscal year ended April 30, 2026, the Sub-Advisor earned the following in sub-advisory fees:

Fund	Sub-Advisory Fee
Municipal Quality Intermediate ETF	$21,443
Taxable Quality Intermediate ETF	94,357
Dividend Income ETF	8,980
International Dividend ETF	3,800

Administrator and Fund Accountant

The Nottingham Company (the “Administrator) serves as the administrator and fund accountant for the Genter ETFs. For its services, the Administrator is entitled to receive compensation from the Genter ETFs pursuant to the Fund Accounting and Administration Service Agreement with the Genter ETFs. The Administrator receives a unitary administration services fee of 0.18%, which is designed to pay the Funds’ expenses and to compensate the Administrator for providing service for the Funds. Out of the unitary administration services fee, the Administrator pays substantially all expenses of the Funds, including the costs of fund accounting and net asset value calculation, transfer agency, custody, fund administration, support for the Funds’ relationships with market makers and Authorized Participants, legal, audit, printing, filing fees and registration expenses, insurance, exchange fees and other services, and Independent Trustees’ fees, but excluding (i) investment advisory and subadvisory fee payment under the Trust’s agreements with the Advisor and Subadvisor; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor or subadvisor). The Administrator and not Fund shareholders will benefit from any reduction in fees paid for third-party services, including reductions based on increases in assets.

The Genter ETFs incurred the following in administration fees for the fiscal year ended April 30, 2026:

Fund	Administration Fees
Municipal Quality Intermediate ETF	$ 25,732
Taxable Quality Intermediate ETF	113,228
Dividend Income ETF	10,776
International Dividend ETF	4,561

Compliance Services

The Nottingham Company, Inc. serves as the Trust’s compliance services provider, which includes services as the Trust’s Chief Compliance Officer. The Nottingham Company is entitled to receive customary fees from the Genter ETFs for its services pursuant to the Compliance Services Agreement with the Genter ETFs.

Transfer Agent

Nottingham Shareholder Services (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Genter ETFs. For its services, the Transfer Agent is entitled to receive compensation from the Genter ETFs pursuant to the Transfer Agent’s fee arrangements with the Genter ETFs. Broadridge Solutions, Inc., also serves as the Sub-Transfer Agent.

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

4.	Trustees and Officers

The Board is responsible for the management and supervision of the Genter ETFs. The Trustees approve all significant agreements between the Trust, on behalf of the Genter ETFs, and those companies that furnish services to the Genter ETFs; review performance of the Advisor and the Genter ETFs; and oversee activities of the Genter ETFs. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. The Independent Trustees receive a flat rate of $7,500 plus an additional $2,500 per Fund each year but may receive up to an additional $1,500 per special meeting in the event that special meetings are held. This amount may be paid pro rata in the event that the Fund closes during the year. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.

Each of the Trustees serves as a Trustee to all series of the Trust, including the Genter ETFs. Certain officers of the Trust may also be officers of the Advisor or the Administrator.

5.	Purchases and Sales of Investment Securities

For the fiscal year ended April 30, 2026, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases of Securities	Proceeds from Sales of Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities	In-Kind Purchases	In-Kind Sales
Municipal Quality Intermediate ETF	$27,817,868	$6,693,860	$—	$—	$—	$—
Taxable Quality Intermediate ETF	38,148,768	11,239,821	37,066,220	10,555,924	—	—
Dividend Income ETF	946,695	537,955	—	—	27,899,205	26,312,146
International Dividend ETF	59,296	76,566	—	—	3,477,756	—

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences. During the fiscal year, the Genter ETFs paid the following income capital distributions.

Distributions during the fiscal year ended April 30, 2026, were characterized for tax purposes as follows:

	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Municipal Quality Intermediate ETF	$573	$447,544	$—
Taxable Quality Intermediate ETF	2,617,505	—	81,412
Dividend Income ETF	151,593	—	1,444
International Dividend ETF	54,726	—	—

Distributions during the fiscal year ended April 30, 2025, were characterized for tax purposes as follows:

	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains
Municipal Quality Intermediate ETF	$5,140	$48,409	$—
Taxable Quality Intermediate ETF	1,152,710	—	—
Dividend Income ETF	3,780	—	—
International Dividend ETF	2,700	—	—

Reclassifications relate primarily to differing book/tax treatment of ordinary net investment losses and taxable overdistributions and have no impact on the net assets of the ETF. For the fiscal year ended April 30, 2026, reclassifications to paid in capital were as follows.

	Accumulated Earnings	Paid in Capital
Municipal Quality Intermediate ETF	$—	$—
Taxable Quality Intermediate ETF	—	—
Dividend Income ETF	(1,590,243)	1,590,243
International Dividend ETF	—	—

Genter ETFs

Notes to Financial Statements

As of April 30, 2026

On April 30, 2026, the tax-basis cost of investments and components of accumulated deficit were as follows:

	Municipal Quality Intermediate ETF	Taxable Quality Intermediate ETF	Dividend Income ETF	International Dividend ETF
Cost of Investments	$27,540,806	$91,542,164	$4,216,838	$4,152,846

Gross Unrealized Appreciation	86,786	132,329	375,706	764,592
Gross Unrealized Depreciation	(129,505)	(419,925)	(132,149)	(86,377)
Net Unrealized Appreciation (Depreciation)	(42,719)	(287,596)	243,557	678,215

Undistributed Net Investment Income	2,476	94,764	19,474	20,490
Undistributed Capital Gains	51,192	—	—	—
Accumulated Earnings (Deficit)	10,949	(192,832)	263,031	698,705

Capital Loss Carryforwards

Accumulated capital losses noted above represent net capital loss carryovers as of April 30, 2026, that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.

7.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Genter ETFs. In addition, in the normal course of business, the Trust enters into contracts with its service providers, on behalf of the Genter ETFs, and others that provide for general indemnifications. The Genter ETFs’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Genter ETFs. The Genter ETFs expect risk of loss to be remote.

8.	New Accounting Pronouncement

The Genter ETFs adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. The Genter ETFs did not pay any federal, state or local income taxes. The Genter International Dividend Fund did pay dividend withholding taxes in certain jurisdictions during the year ended as of the date of this report. Cash paid for dividend withholding taxes, net of reclaims, was as follows:

Country	Total
United Kingdom	$21,821
Japan	8,756
Canada	8,513
Spain	7,703
France	7,495
Denmark	3,944
Netherlands	3,733
Italy	3,506
Germany	3,353
Sweden	3,107
Others	14,490
$86,421

9.	Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Spinnaker ETF Series

and the Shareholders of Spinnaker ETFs

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Genter Capital Municipal Quality Intermediate ETF, Genter Capital Taxable Quality Intermediate ETF, Genter Capital Dividend Income ETF, and Genter Capital International Dividend ETF (the “Funds”), each a series of Spinnaker ETF Series (the “Trust”), including the schedules of investments as of April 30, 2026, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2026, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Spinnaker ETFs	Statements of operations	Statements of changes in net assets	Financial highlights
Genter Capital Municipal Quality Intermediate ETF, Genter Capital Taxable Quality Intermediate ETF	For the year ended April 30, 2026	For the year ended April 30, 2026 and for the period May 21, 2024 (commencement of operations) through April 30, 2025	For the year ended April 30, 2026 and for the period May 21, 2024 (commencement of operations) through April 30, 2025
Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF	For the year ended April 30, 2026	For the year ended April 30, 2026 and for the period January 13, 2025 (commencement of operations) through April 30, 2025	For the year ended April 30, 2026 and for the period January 13, 2025 (commencement of operations) through April 30, 2025

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2024.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 24, 2026

Genter ETFs

Additional Information (unaudited)

As of April 30, 2026

Tax Information

We are required to advise you within 60 days of the Genter ETFs’ fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. Please see Note 6 Federal Income Taxes of the Notes to Financial Statements.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2027, to determine the calendar year amounts to be included in their 2026 tax returns. Shareholders should consult a tax advisor regarding the tax consequences of investments in the Genter ETFs.

Changes In and Disagreements with Accountants (Form N-CSR Item 8)

There were no changes in, or disagreements with, the accountant during the period.

Proxy Disclosures for Open-End Management Investment Companies (Form N-CSR Item 9)

Not applicable

Renumeration Paid to Directors, Officers and Others (Form N-CSR Item 10)

The aggregate compensation paid, on behalf of the Genter ETFs, to the Trustees for the period of this report was $25,825. For the period of this report, no special compensation was paid to the Trustees, no compensation was paid to any officer of the Genter ETFs, and no compensation was paid to any person of whom any officer or director of the Genter ETFs is an affiliated person.

Approval of Investment Advisory Agreements (Form N-CSR Item 11)

Approval of Investment Advisory Agreement

In connection with a Board meeting held on December 11, 2025, the Board, including a majority of the trustees who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"), discussed the continuation of a management agreement between the Spinnaker ETF Series (the "Trust") and OBP Capital, LLC (the "Advisor"), with respect to the Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF, Genter Capital Municipal Quality Intermediate ETF, and the Getner Capital Taxable Quality Intermediate ETF (the “Funds” or the “Genter ETFs”) (the “Investment Advisory Agreement”).

The Independent Trustees were assisted by legal counsel throughout the process. The Independent Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Independent Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the continuation of the Investment Advisory Agreement, the Independent Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the Funds’ service providers. The Trustees evaluated: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and financial condition.

Genter ETFs

Additional Information (unaudited)

As of April 30, 2026

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate.

(ii)	Performance. The Board compared the performance of the Funds with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Board noted that the Genter Capital Dividend Income ETF had outperformed its peer group and category averages and had slightly underperformed its benchmark average for its since inception period; the Genter Capital International Dividend ETF had outperformed its peer group, category, and benchmark averages for its since inception period; the Genter Capital Municipal Quality Intermediate ETF had outperformed its peer group, category, and benchmark averages for its one-year and since inception periods; and the Genter Capital Taxable Quality Intermediate ETF had outperformed its peer group, category, and benchmark averages for its one-year and since inception periods. The Board also considered the Advisor’s role in supervising the investment activity of the Funds as the Advisor. After reviewing the investment performance of the Funds and other factors, the Board concluded that the investment performance of the Funds and the Advisor were satisfactory.

(iii)	Fees and Expenses. The Trustees compared the management fee and expense ratio of the Funds to other comparable funds. The Board noted that the management fee and the expense ratio for the Genter Capital Dividend Income ETF were above the peer group average but below the category average. The Board noted that the fees were higher than the peer group average due to the size of the Fund versus its peers. The Board noted that the management fee and expense ratio for the Genter Capital International Dividend ETF, the Genter Capital Municipal Quality Intermediate ETF, and the Genter Capital Taxable Quality Intermediate ETF were all below the peer group and category averages. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

(iv)	Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Funds over the past twelve months. The Board noted that the Advisor did not realize a profit for the prior twelve months of operations. The Board considered the profit realized and concluded that the Advisor’s level of profitability was not excessive.

(v)	Economies of Scale. The Board reviewed the Funds’ operational history and noted that the size of the Funds had not provided an opportunity to realize economies of scale. The Trustees then reviewed the fee arrangements for breakpoints or other provisions that would allow the Funds’ shareholders to benefit from economies of scale in the future as the Funds grew. The Trustees determined that the maximum management fee would stay the same regardless of the asset levels. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Funds grew.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Independent Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Independent Trustees concluded that approval of the Investment Advisory Agreement was in the best interest of the shareholders of the Funds.

Approval of Investment Sub-Advisory Agreement

In connection with a Board meeting held on December 11, 2025, the Board, including a majority of the Independent Trustees, discussed the continuation of a management agreement between the Advisor and RNC Capital Management, LLC d/b/a Genter Capital Management (the "Sub-Advisor"), with respect to the Funds (the “Investment Sub-Advisory Agreement”).

The Independent Trustees were assisted by legal counsel throughout the process. The Independent Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Independent Trustees reviewed materials prepared by the Sub-Advisor.

Genter ETFs

Additional Information (unaudited)

As of April 30, 2026

In deciding on whether to approve the continuation of the Investment Sub-Advisory Agreement, the Independent Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Sub-Advisor under the Investment Sub-Advisory Agreement. The Trustees reviewed the services being provided by the Sub-Advisor to the Funds including, without limitation, the quality of its investment sub-advisory services since the Funds’ inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations; and assuring compliance with the Funds’ investment objectives, policies, and limitations. The Trustees evaluated: the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; compliance program; and financial condition. It was noted that the Sub-Advisor did not have any changes to their personnel since the last review.

After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., descriptions of the Sub-Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services to be provided by the Sub-Advisor were satisfactory and adequate for the Funds.

(ii)	Performance. The Board compared the performance of the Funds with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees noted that the Genter Capital Dividend Income ETF had outperformed its peer group and category averages and had slightly underperformed its benchmark average for its since inception period; the Genter Capital International Dividend Income ETF had outperformed its peer group, category, and benchmark averages for its since inception period; the Genter Capital Municipal Quality Intermediate ETF had outperformed its peer group, category, and benchmark averages for its one-year and since inception periods; and the Genter Capital Taxable Quality Intermediate ETF had outperformed its peer group, category, and benchmark averages for its one-year and since inception periods. After reviewing the investment performance of the Funds and other factors, the Board concluded that the investment performance of the Funds and the Sub-Advisor were satisfactory.

(iii)	Fees and Expenses. The Trustees compared the management fee and expense ratio of the Funds to other comparable funds. The Trustees noted that the management fee and expense ratio for the Genter Capital Dividend Income ETF were above the peer group average but below the category average. It was noted that the fees were higher than the peer group average due to the size of the Fund versus its peers. The Trustees noted that the management fee and expense ratio for the Genter Capital International Income ETF, Genter Capital Municipal Quality Intermediate ETF, and the Genter Capital Taxable Quality Intermediate ETF were all below the peer group and category averages. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Sub-Advisor were not unreasonable in relation to the nature and quality of the services provided by the Sub-Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

(iv)	Profitability. The Board reviewed the Sub-Advisor’s profitability analysis in connection with its management of the Funds over the past twelve months. The Board noted that the Sub-Advisor did not realize a profit for the prior twelve months of operations. The Board considered the profit realized and concluded that Sub-Advisor’s level of profitability was not excessive.

(v)	Economies of Scale. The Trustees reviewed the Sub-Advisor’s operational history and noted that the size of the Funds had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Funds’ fee arrangements for breakpoints or other provisions that would allow shareholders to benefit from economies of scale in the future as the Funds grew. The Trustees determined that the maximum management fee would remain the same regardless of the Funds’ asset levels. It was pointed out that breakpoints in the sub-advisory fee could be reconsidered in the future as the Funds grew.

Conclusion. Having reviewed and discussed in depth such information from the Sub-Advisor as the Independent Trustees believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement and as assisted by the advice of legal counsel, the Independent Trustees concluded that approval of the Investment Sub-Advisory Agreement was in the best interest of the shareholders of the Funds.

Genter ETFs

P.O. Box 4365

Rocky Mount, NC 27803-0365

An investor should consider the investment objectives, risks, charges and expenses of the Genter ETFs carefully before investing. The prospectus and summary prospectus, which contain this and other information, are available at www.genterfunds.com or by calling 800-773-3863. The prospectus should be read carefully before investing.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

No changes during the period.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

None.

Item 16.	Controls and Procedures.

(a)	The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Funds’ internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spinnaker ETF Series

/s/ Katherine M. Honey
Date: July 6, 2026	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: July 6, 2026	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date: July 6, 2026	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer